UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2017

StoneMor Partners L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, PA	19053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

Effective as of August 15, 2017, StoneMor Operating LLC (the “Operating Company”), a wholly-owned subsidiary of StoneMor Partners L.P. (the “Partnership”), the Subsidiaries (as defined in the Amended Credit Agreement) of the Operating Company (together with the Operating Company, “Borrowers”), the Lenders party thereto and Capital One, National Association (“Capital One”), as Administrative Agent (in such capacity, the “Administrative Agent”), entered into the Third Amendment and Limited Waiver to Credit Agreement (the “Third Amendment”) which further amended the Credit Agreement (as previously amended by that certain First Amendment to Credit Agreement dated as of March 15, 2017 and Second Amendment and Limited Waiver dated July 26, 2017, the “Original Credit Agreement” and, as further amended by the Third Amendment, the “Amended Credit Agreement”), dated as of August 4, 2016, among the Borrowers, the Lenders, Capital One, as Administrative Agent, Issuing Bank and Swingline Lender, Citizens Bank of Pennsylvania, as Syndication Agent, and TD Bank, N.A. and Raymond James Bank, N.A., as Co-Documentation Agents. Capitalized terms not otherwise defined herein have the same meanings as specified in the Amended Credit Agreement.

Pursuant to the Third Amendment, the Administrative Agent and Lenders waived a prospective event of default under the Original Credit Agreement that would have resulted from the failure of the Operating Company to timely deliver the financial statements required under the Original Credit Agreement and the related Compliance Certificate, in each case, for the period ended December 31, 2016, conditioned upon the delivery of those financial statements and the related compliance certificate on or before September 15, 2017. In addition, the Third Amendment clarifies that the Partnership is entitled to add back extraordinary, unusual or non-recurring losses, charges or expenses in calculating consolidated EBITDA for the first two quarters of 2017 for purposes of various financial covenants, subject to a limit of $14.3 million for the period ended June 30, 2017, and waives certain technical defaults that arose or may have arisen with respect to the second quarter of 2017.

The foregoing description of the Third Amendment is a summary and is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On August 17, 2017, the Partnership issued a press release announcing, among other things, the entering into of the Third Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	Third Amendment and Limited Waiver to Credit Agreement, effective as of August 15, 2017. *

99.1	Press Release dated August 17, 2017. **

*	Filed herewith
**	Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2017	STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC
its general partner

	By:	/s/ Mark L. Miller
Mark L. Miller
Chief Financial Officer and Senior Vice
President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment and Limited Waiver to Credit Agreement, effective as of August 15, 2017.

99.1	Press Release dated August 17, 2017.